UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2015

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

(860) 728-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 18, 2012, United Technologies Corporation (the “Company”) issued 22,000,000 Equity Units (the “Equity Units”), each with a stated amount of $50 and initially in the form of a Corporate Unit (each, a “Corporate Unit”) consisting of (a) a stock purchase contract (each, a “Purchase Contract”) under which the holder is obligated to purchase from the Company on August 3, 2015, a number of shares of common stock, par value $1.00 per share, of the Company determined pursuant to the terms of the Purchase Contract and Pledge Agreement (as defined below) and (b) a 1/20, or 5.0%, undivided beneficial ownership interest in $1,000 principal amount of the Notes (as defined below).

On April 14, 2015, pursuant to the terms the Purchase Contract and Pledge Agreement, dated as of June 18, 2012 (as may be amended from time to time, the “Purchase Contract and Pledge Agreement”), among the Company, The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent, and Wilmington Trust, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary, the Company requested that the Depositary Trust Company, as Depositary, notify (i) holders and beneficial owners of Corporate Units, (ii) holders and beneficial owners of the related 1.55% junior subordinated notes due August 1, 2022 (the “Notes”) of the Company and (iii) holders and beneficial owners, if any, of the related Equity Units for which U.S. Treasury securities have been substituted for the related Notes (“Treasury Units”), in each case issued pursuant to the Purchase Contract and Pledge Agreement or the related Junior Subordinated Indenture, dated as of June 18, 2012 (as may be amended from time to time, the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Supplemental Indenture No. 1, dated June 18, 2012 (as may be amended from time to time, the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as applicable, of the Company’s intent to conduct an optional remarketing of the Notes pursuant to and subject to the terms and conditions of the Remarketing Agreement, dated as of April 9, 2015 (as may be amended from time to time, the “Remarketing Agreement”), among the Company, the reset agent(s) and remarketing agent(s) named therein, and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent and as attorney-in-fact of the holders of Purchase Contracts.

Pursuant to and subject to the terms and conditions of the Remarketing Agreement, the remarketing agent(s) will use commercially reasonable efforts to remarket (the “Remarketing”) the aggregate principal amount of (i) the Notes that are a part of Corporate Units and (ii) any Notes that no longer underlie Corporate Units whose holders or beneficial owners properly elect to participate in the optional remarketing, on any date determined by the Company between April 29, 2015 and July 15, 2015.

The Equity Units and the Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3, as amended pursuant to the Post-Effective Amendment No. 1 to Form S-3 (File No. 333-167771) filed on April 27, 2012. On June 14, 2012, the Company filed with the Securities and Exchange Commission a Prospectus Supplement dated June 12, 2012 (the “Prospectus Supplement”) containing the final terms of the Equity Units and the Notes pursuant to Rule 424(b)(5) of the Act.

The information and description set forth in this Current Report on Form 8-K regarding the Equity Units (including the Corporate Units and Treasury Units), the Notes, the Purchase Contracts, the Purchase Contract and Pledge Agreement, the Base Indenture, the Supplemental Indenture, the Remarketing Agreement and the Remarketing are qualified in their entirety by the Prospectus Supplement and related prospectus dated April 27, 2012, as well as the full text of the Purchase Contract and Pledge Agreement, form of Remarketing Agreement, Base Indenture and Supplemental Indenture, copies of which are included herewith as Exhibits 4.1-4.3 and are incorporated herein by reference.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Purchase Contract and Pledge Agreement, among United Technologies Corporation, The Bank of New York Mellon Trust Company, as purchase contract agent, and Wilmington Trust, National Association, as collateral agent, custodial agent and securities intermediary (including the form of Remarketing Agreement included as Exhibit P thereto and the forms of Corporate Unit Certificate and Treasury Unit Certificate included as Exhibits A and B thereto).

4.2	Junior Subordinated Indenture among United Technologies Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4(i) to UTC’s Registration Statement on Form S-3, File No. 333-188957, filed with the Commission on May 30, 2013).

4.3	Supplemental Indenture No. 1 to Junior Subordinated Indenture among United Technologies Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of Junior Subordinated Note included as Exhibit A thereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: April 14, 2015	By:	/s/ Charles F. Hildebrand
Charles F. Hildebrand
Associate General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

4.1	Purchase Contract and Pledge Agreement, among United Technologies Corporation, The Bank of New York Mellon Trust Company, as purchase contract agent, and Wilmington Trust, National Association, as collateral agent, custodial agent and securities intermediary (including the form of Remarketing Agreement included as Exhibit P thereto and the forms of Corporate Unit Certificate and Treasury Unit Certificate included as Exhibits A and B thereto).

4.2	Junior Subordinated Indenture among United Technologies Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4(i) to UTC’s Registration Statement on Form S-3, File No. 333-188957, filed with the Commission on May 30, 2013).

4.3	Supplemental Indenture No. 1 to Junior Subordinated Indenture among United Technologies Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of Junior Subordinated Note included as Exhibit A thereto).